UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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  Shengtai Pharmaceutical, Inc.

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SHENGTAI PHARMACEUTICAL, INC.

Notice of Annual Meeting of Stockholders
To Be Held On [        ], 2010

The Annual Meeting of Stockholders of Shengtai Pharmaceutical, Inc. (the “Company”) will be held on [         ], 2010 ([       ]) at 10 am local time at [                ], for the following purposes, as more fully described in the accompanying proxy statement:

1.  To elect five directors to hold office until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualified.

2.  To authorize the Board of Directors to effect a reverse stock split of issued and outstanding shares of our Common Stock at a 1 for 2 ratio and, if and when the reverse stock split is effected, to reduce the number of our authorized shares of Common Stock and Preferred Stock by the same reverse stock split ratio and file any required amendment to our Amended and Restated Certificate of Incorporation to effect the same.

3.  To approve the appointment of Kabani & Company, Inc. as the Company’s independent auditors for the fiscal year ending June 30, 2011.

4.  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on [            ], 2010 will be entitled to notice of, and to vote at, such meeting or any adjournments or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Qingtai Liu
Chairman

Shandong, People's Republic of China
[ ], 2010

 YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

SHENGTAI PHARMACEUTICAL, INC.

 Changda Road East, Development District,
Changle County, Shandong
The People’s Republic of China
 (86) 536 629 5802

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

Shengtai Pharmaceutical, Inc., the “Company”, is furnishing this proxy statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on [     ], 2010 ([      ]) at 10 am local time at [            ], and at any adjournments thereof, the “Annual Meeting”. These materials will be mailed to stockholders on or about [     ], 2010.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on [     ], 2010 — the Company’s Annual Report and this Proxy Statement are available at [                      ].

Only holders of the Company’s Common Stock as of the close of business on [          ], 2010, the “Record Date”, are entitled to vote at the Annual Meeting. Stockholders who hold shares of the Company in “street name” may vote at the Annual Meeting only if they hold a valid proxy from their broker. As of the Record Date, there were [] shares of Common Stock outstanding.

A majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of Common Stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by executing the proxy following the instructions on the Notice of Internet Availability of Proxy Materials mailed to the stockholders. All proxies received by the Company, which are properly executed and have not been revoked, will be voted in accordance with the instructions contained in the proxies. If paper copies of the proxy materials are requested by a stockholder and a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted for (i) the nominees to the Board of Directors listed on the proxy card and in this proxy statement,  (ii) authorizing the Board of Directors to effect a reverse stock split of issued and outstanding shares of our Common Stock at 1 for 2 ratio and, if and when the reverse stock split is effected, to reduce the number of our authorized shares of Common Stock and Preferred Stock by the same reverse stock split ratio and file any required amendment to our Amended and Restated Certificate of Incorporation to effect the same, and (iii) approving the appointment of Kabani & Company, Inc. as the Company’s independent auditors for the fiscal year ending June 30, 2011. The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the proxy gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy in their discretion.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

A stockholder of record may revoke a proxy at any time before it is voted at the Annual Meeting by (a) following the instructions on the website hosting proxy materials and voting as specified in the Notice of Internet Availability or (b) if the proxy is executed in paper form, delivering another duly executed proxy bearing a later date or (b) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not revoke a proxy unless the stockholder actually votes in person at the meeting.

The proxy is solicited by the Board of Directors of the Company. The Company will pay all of the costs of soliciting proxies. In addition to solicitation by mail or through internet, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company, if requested, will also pay brokers, banks and other fiduciaries who hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

PROPOSAL NO. 1 - ELECTION OF BOARD OF DIRECTORS

The name and age of each member of the Board of Directors of the Company is set forth below.  The term of each director is scheduled to expire at the Annual meeting.

Name	Age	Position
Qingtai Liu	51	Chairman of the Board and Chief Executive Officer
Yongqiang Wang	41	Director
Yaojun Liu	34	Director
Winfred Lee	50	Director
Fei He	42	Director

At the Annual Meeting, the stockholders will vote on the election of Qingtai Liu, Yongqiang Wang, Yaojun Liu, Winfred Lee and Fei He as directors to serve for a one-year term until the annual meeting of stockholders in 2011 and until their successors are elected and qualified.

NOMINEES

The following individuals have been nominated for election to the Board of Directors:

Qingtai Liu graduated from the Electrical Engineering Faculty of the Shandong Technical University with a Bachelor of Science degree in February 1982. He became the workshop director and head of the production department of Changle Wireless Device Factory until 1988, whereupon he assumed the position of Head of Science and Technology at the Changle Power Factory. In 1990, Mr. Liu became the Director of Weifang Fifth Pharmaceutical Plant. From January 1999 to the present, he has been the Chairman and Chief Executive Officer of Weifang Shengtai Pharmaceutical Co., Ltd. Under his leadership, the Company successfully developed production techniques for glucose and medicinal coating products, and has won Technology Innovation awards issued by the Chang Le County, Weifang City and Shandong provincial government offices. The medicinal coating material technology that Mr. Liu jointly developed with the Shandong University has been certified by the Technology Development Bureau of the Shandong Province to be of international standard. Over the years, Mr. Liu has been endorsed by the Weifang City Government office as a Leading Technology Innovator and a Distinguished Pharmaceutical Production Director. He also is the deputy to the People’s Conference of both Weifang City and Changle County.

Yongqiang Wang graduated with an Associates degree from the Shandong Economic and Management Institute. Mr. Wang joined Weifang Shengtai in April 2006 as Assistant to the Chief Executive Office with major responsibilities in supervising the Finance Department.  He assumed the position of Manager of the Finance Department of Weifang Shengtai in February 2007.  Before he joined Weifang Shengtai, Mr. Wang was Finance Manager at Shandong Lehua Group Co., Ltd from January 1996 to April 2006, and Finance Manager at Shandong Hongxiang Food General Factory from January 1994 to December 1995.

Yaojun Liu has been a partner at Global Law Office, a law firm based in Beijing, the PRC since 2006. Between 2003 and 2006, Mr. Liu served as an attorney at Jingtian & Gongcheng Law Firm, a law firm based in Beijing, the PRC. Before practicing law, Mr. Liu was a senior project manager at the Investment Banking Headquarters of Haitong Securities Co., Ltd. Mr. Liu graduated with a Master of Economic Law from Renmin University, Beijing, China in 2001. He then graduated with a LL.M. of Commercial Law from University of Sheffield, UK in 2003. Mr. Liu is a Qualified Practice Lawyer and also a Certified Public Accountant in China.

Winfred Lee has been a Contract Administrator with Tenet Healthsystems for South Bay Medical Center, North Hollywood Medical Center, Midway Hospital, Century City Hospital, and Brotman Medical Center from 1997. Mr. Lee graduated with a Bachelor of Science in Business Management from Brigham Young University, Provo, Utah, in 1984. He then graduated with a Doctor of Medicine from the Medical College of Wisconsin, Milwaukee, Wisconsin, in 1988 and a Doctor of Jurisprudence from the J. Reuben Clark Law School at Brigham Young University, Provo, Utah, in 1992. Mr. Lee is a member of the California Bar and the Phi Delta Phi Legal Society.

Fei He has been Director, Corporate Strategy and Acquisitions of DSM (China) Limited since 2007. Between 2005 and 2007, Mr. He worked for A.T. Kearney in China and led the strategic consultation for several merger and acquisition projects in the hi-tech industries in China. Before going back to China, Mr. He was a director of the WOLVERINE Venture Capital Fund in the United States between 2002 and 2005. Prior to that, Mr. He worked for Pfizer in the United States since 1998 in several positions as post-doctoral researcher, senior scientist and business development manager. Mr. He graduated with a Bachelor of Science from Beijing University, Beijing, China in 1990. He then graduated with a Ph. D. of Chemistry from University of California, Davis in 1998. Mr. He also obtained a Master of Business Administration from University of Michigan Ross School of Business in 2004.

There are no family relationships among any of the Company’s directors or executive officers.

DIRECTOR NOMINATION

Criteria for Board Membership.  In recommending candidates for appointment or re-election to the Board, the nominating/corporate governance committee, the “nominating/corporate governance committee”, considers the appropriate balance of experience, skills and characteristics required of the Board of Directors. It seeks to ensure that at least three directors are independent under the rules of the Nasdaq Stock Market or NYSE Amex, as applicable, that members of the Company’s audit committee meet the financial literacy and sophistication requirements under the rules of the Nasdaq Stock Market or NYSE Amex, as applicable, and at least one member of the Board qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for directors are recommended on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

 Stockholder Nominees. The nominating/corporate governance committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the nominating/corporate governance committee, c/o Mr. Winfred Lee, Chairman of the nominating/corporate governance committee, and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s Common Stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for 2011 Annual Meeting” below.

Process for Identifying and Evaluating Nominees. The nominating/corporate governance committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the nominating/corporate governance committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the nominating/corporate governance committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the nominating/corporate governance committee deems appropriate, a third-party search firm. The nominating/corporate governance committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating/corporate governance committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the nominating/corporate governance committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the nominating/corporate governance committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Board Nominees for the 2010 Annual Meeting. The nominees listed in this proxy statement are the current five directors standing for re-election.

BOARD LEADERSHIP STRUCTURE

Our Bylaws do not prohibit the Chairman of the Board from being the Chief Executive Officer at the same time.  Mr. Qingtai Liu is currently the Chairman of the Board and the Chief Executive Officer of the Company. We believe that there are a wide array of leadership structures that could apply to different business models and that every company should be afforded the opportunity to determine the ideal structure for its board leadership, which leadership structure may change over time. Our leadership structure of a combined role of Chief Executive Officer and Chairman of the Board has proven extremely effective for us historically in the areas of Company’s performance and corporate governance, among others. The Company does not have a lead independent director.  The Company, in consideration of the size of the Board and the presence of three independent directors who constitute the majority of the Board, believes that it is not necessary to appoint a lead independent director. The Board has determined that its current structure is in the best interests of the Company and its stockholders.  We believe the independent nature of the Audit Committee, the Compensation Committee and the Nominating Committee, also ensures that the Board maintains a level of independent oversight of management that is appropriate for the Company.  The Board will review from time to time the appropriateness of its leadership structure and implement any changes it may deem necessary.

RISK OVERSIGHT

The Board has the ultimate oversight responsibility for the risk management process.  A fundamental part of risk management is not only understanding the risks the Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.  While the ultimate risk oversight rests with the Board, various committees of the Board also have responsibility for risk management, that is, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response via periodic updates.

DIRECTOR COMPENSATION

Our current non-executive directors are compensated for all services they perform as directors, including attendance at Board of Directors meetings and service as members of committees of the Board of Directors to which they are appointed. Executive officers are not compensated for services they perform as directors of the Company. The details of such compensation are:

•	annual compensation of $15,000 to $30,000; and
•	we may also grant the non-executive directors certain options to purchase our shares, the amount and terms of which shall be determined by the Board of Directors.

The non-executive directors are also reimbursed for all of their out-of-pocket expenses in traveling to and attending meetings of the Board of Directors and committees on which they would serve.

Based on the number of the board of directors’ service years, workload and performance, the Company decides on their pay. The management believes that the pay for the members of the board of directors was appropriate as of June 30, 2010. The compensation that directors received for serving on the Board of Directors for fiscal year 2010 was as follows:

Name	Fees earned or paid in cash	Stock Awards	Options Awards*	Non-equity incentive plan compensation	Change in pension value and nonqualified deferred compensation earnings	All other compensation	Total
Changxin Li**	$15,000	-	$	$-	$-	$-	$15,000
Winfred Lee	$22,500	-	$	$-	$-	$-	$22,500
Yaojun Liu	$30,000	-	$	$-	$-	$-	$30,000
Fei He	$30,000	-	$	$-	$-	$-	$30,000
Chris W. Wang***	$30,000	-	$	$-	$-	$-	$30,000

* Other than the cash payment based on the number of a director’s service years, workload and performance, the Company granted 80,000 options each to independent directors Yaojun Liu and Fei He in fiscal 2010, which will vest over three years.

In accordance with ASC Topic 220 (formerly SFAS No. 123R), the cost of the above-mentioned stock options issued to directors was measured on the grant date based on their fair value. The fair value is determined using the Black-Scholes option pricing model and certain assumptions.

** Mr. Changxin Li resigned from the board of directors of the Company with effect from June 1, 2010.

***Mr. Chris W. Wang resigned from the board of directors of the Company with effect from October 31, 2009.

All other directors did not receive compensation for their service on the Board of Directors, except the first three independent directors mentioned above.

BOARD MEETINGS AND COMMITTEES

The Company’s Board of Directors met 4 times during fiscal 2010. The audit committee met 4 times, the compensation committee met 4 times and the nominating/corporate governance committee met 4 times during fiscal 2010. Each member of the Board attended 75% or more of the aggregate of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of the Committees on which such member served, during the period of such member’s service.

The Board has determined that the following current directors are “independent” under current Nasdaq rules: Yaojun Liu, Winfred Lee and Fei He.

The Board of Directors has standing audit, compensation and nominating/corporate governance committees.

The Company’s audit committee charter, nominating/corporate governance committee charter and compensation committee charter are available on the Company’s website at the following website:

http://www.shengtaipharmaceutical.com/cgi/search-en.cgi?f=product_en+news_en1+introduction_en_1_+company_en_1_&t=introduction_en2_1_&
title=Corporate%20Governance.

Audit committee. The audit committee currently consists of Yaojun Liu (Chairman), Winfred Lee and Fei He. The Board has determined that all members of the audit committee are independent directors under the rules of the Nasdaq Stock Market and NYSE Amex, as applicable, and each of them is able to read and understand fundamental financial statements. The Board has determined that Yaojun Liu qualifies as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. The purpose of the audit committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the audit committee include appointing and providing the compensation of the independent accountants to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, reviewing and evaluating internal accounting policies, and approving all professional services to be provided to the Company by its independent accountants. The audit committee operates under a written charter that is made available on the website mentioned above.

Compensation committee. The compensation committee currently consists of Fei He (Chairman), Yaojun Liu and Winfred Lee. The Board has determined that all members of the compensation committee are independent directors under the rules of the Nasdaq Stock Market or NYSE Amex, as applicable. The compensation committee administers the Company’s benefit plans, reviews and administers all compensation arrangements for executive officers, and establishes and reviews general policies relating to the compensation and benefits of our officers and employees. The compensation committee operates under a written charter that is made available on the website mentioned above.

Nominating/corporate governance committee. The nominating/corporate governance committee currently consists of Winfred Lee (Chairman), Yaojun Liu and Fei He, each of whom the Board has determined is an independent director under the rules of the Nasdaq Stock Market or NYSE Amex, as applicable. The nominating/corporate governance committee’s responsibilities include recommending to the Board of Directors nominees for possible election to the Board of Directors and providing oversight with respect to corporate governance. The nominating/corporate governance committee operates under a written charter that is made available on the website mentioned above and was included in the Form-8K filed with the SEC on June 4, 2010.

At the Annual Meeting, the stockholders will vote on the election of five directors to serve for a one-year term until the 2011 annual meeting of stockholders and until their successors are elected and qualified. The Board of Directors has unanimously approved the nomination of Qingtai Liu, Yongqiang Wang, Yaojun Liu, Winfred Lee and Fei He for election to the Board of Directors. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. The Directors will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

The Board of Directors recommends a vote “for” the election of Qingtai Liu, Yongqiang Wang, Yaojun Liu, Winfred Lee and Fei He as directors.

Unless otherwise instructed, it is the intention of the persons named in the proxy to vote shares represented by properly executed proxy for the election of Qingtai Liu, Yongqiang Wang, Yaojun Liu, Winfred Lee and Fei He.

PROPOSAL NO. 2 - APPROVAL OF REVERSE STOCK SPLIT

 General

Our stockholders are being asked to act upon a proposal to approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock of the Company, at a ratio of one-for-two ("Reverse Stock Split"), and to reduce the number of authorized shares of our Common Stock and preferred stock (the “Reduction”). On [], 2010, the Board of Directors approved the amendment to our Amended and Restated Certificate of Incorporation, subject to obtaining stockholder approval, to effect the Reverse Stock Split and the Reduction.  The Board of Directors has directed that this proposal to approve this amendment to our Amended and Restated Certificate of Incorporation be submitted to our stockholders for consideration and action.

The percentage of Common Stock outstanding immediately following the Reverse Stock Split held by each stockholder may be slightly adjusted from the percentage of Common Stock outstanding held immediately prior to the Reverse Stock Split, solely due to the adjustments that may result from the treatment of fractional shares as described below.

The text of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) to effect the Reverse Stock Split and the Reduction as described in this proposal is set forth in Annex A attached to this Proxy Statement.

If the Certificate of Amendment is approved by our stockholders,, the Company will file the Certificate of Amendment with the Delaware Secretary of State.  The amendment will become effective on  the Effective Date (as defined in the Certificate of Amendment).

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and the stockholders.

If the Reverse Stock Split is effected, we will also proportionately reduce the number of authorized shares of our Common Stock and Preferred Stock. Accordingly, if the Reverse Stock Split is approved, we will adopt amendments to Article IV of our Amended and Restated Certificate of Incorporation to reduce the total number of authorized shares of our Common Stock and Preferred Stock. As discussed above, the text of the proposed amendments to Article IV is set out in the Certificate of Amendment set forth in Annex A hereto. If our Board of Directors abandons the Reverse Stock Split, it will also abandon the related reduction in the number of authorized shares of Common Stock and Preferred Stock.

Reasons For Reverse Stock Split

The primary reason for the Reverse Stock Split is to decrease the number of shares of our Common Stock outstanding to achieve an increase in the per share market price of the Company's Common Stock for the purpose of applying for listing of our Common Stock on NYSE Amex Equities or a similar exchange.

In addition, the Board believes that the decrease in the number of issued and outstanding shares of Common Stock as a consequence of the Reverse Stock Split, and the potential resultant increase in the price of the Common Stock, could encourage interest in the Common Stock and possibly promote greater liquidity for our stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Although reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.

Moreover, there can be no assurance that the market price of the Common Stock after the Reverse Stock Split will adjust to reflect the conversion ratio (e.g., if the market price is $0.03 before the Reverse Stock Split and the ratio is one (1) new share for every two (2) shares outstanding, there can be no assurance that the market price immediately after the Reverse Stock Split will be $0.30 (2 x $0.03)), or that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Effects of Reverse Stock Split on the Common Stock

If the Reverse Stock Split is approved, at the Effective Date, each two (2) outstanding shares of Common Stock will immediately and automatically be converted into one (1) share of Common Stock based on the Reverse Stock Split ratio of 1 for 2 shares of Common Stock.  Thus, for example, if a stockholder currently owns 100,000 shares of Common Stock, following the Reverse Stock Split, the stockholder will own 50,000 shares of Common Stock - each share of Common Stock will have immediately and automatically have been converted into one-half of a share of Common Stock.  Based on the [] shares of Common Stock outstanding as of the Record Date, the approximate number of shares of Common Stock that would be outstanding following the Reverse Stock Split is approximately [] shares.

No fractional shares of the Common Stock will be issued in connection with the Reverse Stock Split. Each holder of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive one share of the Common Stock.

Because the Reverse Stock Split will apply to all issued and outstanding shares of the Common Stock and outstanding rights to purchase Common Stock, the Reverse Stock Split will not alter the relative rights and preferences of existing stockholders. If the Reverse Stock Split is approved, and the Board of Directors determines to effect the Reverse Stock Split, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Stock Split may be required to pay higher transaction costs should they then determine to sell their shares of Common Stock.

Effects of Reverse Stock Split on Warrants and Stock Options

The number of shares of Common Stock subject to outstanding warrants and stock options issued by the Company will be reduced by the same ratio as the reduction in the outstanding shares of Common Stock resulting from the Reverse Stock Split.  The number of shares of underlying stock warrants and stock options will be reduced by a factor of 2.  Under the terms of the warrants and stock options, and assuming, a 1-for-2 Reverse Stock Split, the number of shares covered by each outstanding warrant and stock option will be reduced to one-half of the number currently covered and the exercise price will be increased by twice the current exercise price.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by the Company's stockholders and implemented by the Board of Directors, will become effective upon the filing with the Delaware Secretary of State of the Certificate of Amendment in the form substantially the same as attached to this Proxy Statement as Annex A.   The exact timing of the filing of such Certificate of Amendment will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its stockholders, and the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

Effect on Legal Ability to Pay Dividends

The Board has not declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property, and we are not in arrears on any dividends.  Therefore, we do not believe that the Reverse Stock Split will have any effect with respect to future distributions, if any, to our stockholders.

Treatment of Fractional Shares; Exchange of Stock Certificates

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, each holder of Common Stock who would otherwise have been entitled to a fraction of a share will be entitled to receive one (1) share of Common Stock as of the Effective Date.

If the Reverse Stock Split is effected, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

Beneficial Holders of Shares of Common Stock (i.e. stockholders who hold in street name)

Upon the Reverse Stock Split, we intend to treat shares of Common Stock held by stockholders through a bank, broker, custodian or other nominee, in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our shares of Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds our shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered “Book-Entry” Holders of Shares of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of shares of Common Stock may hold some or all of their shares of Common Stock electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the shares of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts.

If a stockholder holds registered shares of Common Stock in book-entry form with the transfer agent, they will be sent a transmittal letter by our transfer agent after the Reverse Stock Split is effected.

Holders of Certificated Shares of Common Stock

Stockholders holding our shares of Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Reverse Stock Split is effected. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing our shares of Common Stock (the Old Certificates) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split shares of Common Stock (the New Certificates). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of shares of Common Stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number whole shares of post- Reverse Stock Split shares of Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

Certain Federal Income Tax Consequences

The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated thereunder, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof, and any or all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as holders who do not hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the Code, who are subject to the alternative minimum tax provisions of the Code, who hold their shares as a hedge or as part of a hedging, straddle, conversion or other risk reduction transaction, who are dealers in securities, banks, insurance companies, foreign individuals and entities, financial institutions or tax-exempt organizations, or who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions). This discussion also does not address any tax consequences under state, local or foreign laws.

Stockholders are urged to consult their tax advisors as to the particular federal, state, local or foreign tax consequences to them of the Reverse Stock Split.

Except as discussed below, a stockholder generally will not recognize a gain or loss by reason of such stockholder's receipt of new shares of Common Stock pursuant to the Reverse Stock Split solely in exchange for shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split. A stockholder's aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split (including any fractional interest) will equal the stockholder's aggregate basis in the Common Stock exchanged therefore and will be allocated among the shares of Common Stock received in the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in the shares of Common Stock held immediately prior to the Reverse Stock Split should consult their own tax advisers to determine their basis in the shares of Common Stock received in exchange therefore in the Reverse Stock Split. A stockholder's holding period in the shares of Common Stock received pursuant to the Reverse Stock Split will include the stockholder's holding period in the shares of Common Stock surrendered in exchange therefore provided the shares of Common Stock surrendered are held as capital assets at the time of the Reverse Stock Split. A stockholder who would otherwise be entitled to a fractional share as a result of the Reverse Stock Split, will/will not recognize a gain or loss on the receipt of one share issued pursuant to the Reverse Stock Split.

At the Annual Meeting, the stockholders will be asked to vote on the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock of the Company, at a ratio of one-for-two, and to reduce the number of authorized shares of our Common Stock and preferred stock on the same reverse stock split ratio.

The Board of Directors recommends a vote “for” the approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of Common Stock of the Company, at a ratio of one-for-two and to reduce the number of authorized shares of our Common Stock and preferred stock on the same reverse stock split ratio.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For the twelve months ended June 30, 2010, none of our executive officers had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity or insider participation in compensation decisions.

COMMUNICATIONS WITH DIRECTORS

Stockholders interested in communicating directly with our Directors may send an e-mail to the Chairman of the Company’s audit committee, Mr. Yaojun Liu, at larryliu@globallawoffice.com.cn. Mr. Liu will review all such correspondence and will regularly forward to the Board of Directors copies of all such correspondence that deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all of the correspondence received that is addressed to members of the Board of Directors and request copies of such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

The Company has a policy of encouraging all directors to attend the annual stockholder meetings. This will be the first Annual Meeting since the Company's current management took office in May, 2007.

CODE OF CONDUCT AND ETHICS

The Company has adopted a code of conduct and ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer and controller. This code of conduct and ethics is made available on the Company’s website at the following website address:

http://www.shengtaipharmaceutical.com/cgi/search-en.cgi?f=product_en+news_en1+introduction_en_1_+company_en_1_&t=introduction_en2_1_&
title=Corporate%20Governance

SECURITY OWNERSHIP OF DIRECTORS AND
OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information known to the Company with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) our chief executive officer, chief financial officer and the Company’s top three most highly compensated officers and (iv) all executive officers and directors as a group as of June 30, 2010.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class (3)

Qingtai Liu (1)
Chief Executive Officer and Chairman of the Board
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	Common Stock	7,766,325 (2)	40.51%

Yiru Shi (1)
former Chief Financial Officer
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—

Hu Ye (1)
Chief Financial Officer
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—

Yongqiang Wang (1)
Former Chief Financial Officer and director
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—

Chris W. Wang (1)
former director
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—

Yaojun Liu (1)
Director
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—
	—	—	—

Changxin Li (1)
former director
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—

Fei He (1)
Director
Hi-Tech Industrial Park of Changle County, Shandong Province, PRC 262400	—	—	—

Pope Investments LLC
5150 Poplar Avenue, Suite 805, Memphis, TN 38137	Common Stock	2,650,000	13.82%

All Directors and Executive Officers (8 persons)	Common Stock	7,766,325	40.51%

(1) Messrs. Qingtai Liu and Yongqiang Wang were appointed directors of the Company on May 15, 2007. Messrs. Changxin Li and Winfred Lee were appointed directors of the Company on June 22, 2007. Mr. Chris W. Wang was appointed director of the Company on June 22, 2007 and resigned from the board with effect from October 31, 2009.  Ms. Yiru Shi was appointed as our Chief Financial Officer in May 2008 and resigned in November 2009. Mr. Yongqiang Wang was appointed as our Chief Financial Officer in November 2009 and resigned in March 2010. Mr. Ye was appointed as our Chief Financial Officer in March 2010. Mr. Changxin Li resigned from the board with effect from June 1, 2010.  Mr. Yaojun Liu and Mr. Fei He were appointed directors of the Company on June 1, 2010.

(2) Includes 776,600 shares beneficially owned by Mr. Liu’s wife and major child.

(3) Based on 19,169,805 shares of Common Stock issued and outstanding on June 30, 2010. In addition, in determining the percentage of Common Stock owned by a person on June 30, 2010, (a) the numerator is the number of shares of the class beneficially owned by such person and includes shares which the beneficial owner may acquire within 60 days upon conversion or exercise of a derivative security, and (b) the denominator is the sum of (i) the shares of that class outstanding on June 30, 2010, and (ii) the total number of shares that the beneficial owner may acquire upon conversion or exercise of a derivative security within such 60 day period. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of the shares.

On January 4, 2008, the Company adopted the Shengtai Pharmaceutical, Inc. 2007 Stock Incentive Plan, the “Stock Incentive Plan”. On May 14, 2008, the Company granted 500,000 stock options and 160,000 non-qualified stock options pursuant to the Stock Incentive Plan. All options have an exercise price of $3.34, which was the closing price on the date of grant, and expire five years after the date of grant. All options vest over a period of three years from the date of grant. There were no option exercises or stock vested in fiscal 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2003, Weifang Shengtai “Weifang Shengtai”, entered into a joint venture partnership with Weifang City Investment Company and Changle Century Sun Paper Industry Co., Ltd, "Changle Paper", and formed Changle Shengshi Redian Co., Ltd, "Changle Shengshi".  Changle Shengshi's principal activity is to produce and sell electricity and steam to Weifang Shengtai and Changle Paper for the use of their own production. Weifang Shengtai owns 20% of Changle Shengtai as of March 31, 2010 after ownership change and new investments, and accounts for the investment under the equity method of accounting.  As of March 31, 2010, $6,035,188 is reported as investment in Changle Shengshi on the balance sheet, which includes equity investment and earnings on equity investment.

Related Party Transactions

As an investor and stockholder of Changle Shengshi, Weifang Shengtai enjoys a preferential discount of 19.7% off the market price of electricity supplied by the plant to Weifang Shengtai. The intercompany profits were eliminated on the Company’s financial statements.

Weifang Shengtai had a total of $437,112, and $714,776 of accounts payable and accrued liabilities to Changle Shengshi at June 30, 2009, and 2008, respectively. The utilities expenses amounted to $8,612,090, and $9,851,833, for the years ending June 30, 2009, and 2008, respectively.

            The Company loaned money to Changle Shengshi and entered into a loan contract as follows:

	June 30, 2009	June 30, 2008
Due on September 14, 2009, unsecured, 7.6% interest rate per annum	$439,500	$437,700
Total	$439,500	$437,700

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of Common Stock and other of the Company’s equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge, based solely upon a review of the Forms 3, 4 and 5 filed, no officer, director or 10% beneficial stockholder failed to file on a timely basis any reports required by Section 16(a).

EXECUTIVE COMPENSATION

            The total compensation paid to our executive leadership team is based on their workload, performance and experience. The following is a summary of the compensation we paid for each of the two years ended June 30, 2009 and 2008, respectively, (i) to the person who acted as our principal executive officer during our fiscal year ended June 30, 2010 and (ii) to a former employee who received compensation in excess of $100,000 for one of these years. None of our other executive officers received compensation in excess of $100,000 for any of these two years.

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)	Option Awards($)	Non Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($ )	All Other Compensation ($)	Total ($)
Qingtai Liu (1)	2009	120,000	—	—	—	—	—	—	120,000
	2008	133714	—	—	96,253	—	—	—	229,967
Hu Ye (2)	2009	——	—	—	—	—	—	—	_____
	2008	——	—	—	—	—	—	—	_____
Yongqiang Wang (3)	2009	32,000	—	—	—	—	—	—	32,000
	2008	——	—	—	—	—	—	—	_____
Yiru Shi (4)	2009	108,000	—	—	—	—	—	—	108,000
	2008	22,500	—	—	—	—	—	—	22,500

(1)	Chairman and Chief Executive Officer (Principal Executive Officer).
(2)	Mr. Ye joined us as our Chief Financial Officer in March 2010.
(3)	Mr. Wang was appointed as our Chief Financial Officer in November 2009 and resigned in March 2010.
(4)	Ms. Shi joined us as our Chief Financial Officer in May 2008 and resigned in November 2009.

Outstanding Equity Awards at Fiscal Year-End:

Not Applicable.

REPORT OF THE AUDIT COMMITTEE

Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq and NYSE Amex, as applicable.

Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-K for 2009, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended June 30, 2009 with the Company’s management and the independent accountants;

•
discussed with Moore Stephens Wurth Frazer and Torbet, LLP, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Moore Stephens Wurth Frazer and Torbet, LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Moore Stephens Wurth Frazer and Torbet, LLP are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2009 Annual Report on Form 10-K for the fiscal year ended June 30, 2009 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE

Chris.W.Wang, Changxin Li and Winfred Lee

Audit Committee’s Pre-Approval Policy

During fiscal years ended June 30, 2010 and 2009, the Audit Committee of the Board of Directors adopted policies and procedures for the pre-approval of all audit and non-audit services to be provided by the Company’s independent auditor and for the prohibition of certain services from being provided by the independent auditor. The Company may not engage the Company’s independent auditor to render any audit or non-audit service unless the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee’s pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditor during the fiscal year. At the time such pre-approval is granted, the Audit Committee specifies the pre-approved services and establishes a monetary limit with respect to each particular pre-approved service, which limit may not be exceeded without obtaining further pre-approval under the policy. For any pre-approval, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission on auditor independence.

Principal Accountant Fees and Services

Aggregate fees billed by our principal accountants, Moore Stephens Wurth Frazer and Torbet, LLP, for audit services related to the fiscal years 2009 and 2008, and for other professional services billed in the fiscal years 2009 and 2008, were as follows:

	Fiscal 2009	Fiscal 2008
Audit Fees (1)	$202,150	$
Audit-Related Fees	—
Tax Fees (2)	8,000
All Other Fees	—
Total	$210,150	$

(1)
Comprised the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements, as well as consents related to and reviews of other documents filed with the Securities and Exchange Commission.

(2)	Comprised preparation of all federal and state corporate income tax returns for the Company and its subsidiaries.

PROPOSAL NO. 3 - APPROVAL OF INDEPENDENT AUDITORS

At the Annual Meeting, the stockholders will be asked to approve the appointment of Kabani & Company, Inc. as the Company’s independent auditors for the fiscal year ending June 30, 2011. Representatives of Kabani & Company, Inc. are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote “for” the ratification of the appointment of Kabani & Company, Inc. as the Company’s independent auditors for the fiscal year ending June 30, 2011.

SELECTED FINANCIAL DATA

The SEC allows us to “incorporate by reference” the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we file later with the SEC will automatically update and supersede previously filed information, including information contained in this document. We incorporate by reference the following sections of our Annual Report on Form 10-K for the fiscal year ended June 30, 2009, which we filed with the SEC on September 29, 2009 (the “Form 10-K”), which includes the information required by Item 13(a) of Schedule 14A: “Management’s Discussion and Analysis,” “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” “Quantitative and Qualitative Disclosures About Market Risk,” “Consolidated Financial Statements” and “Notes to Consolidated Financial Statements” of the Form 10-K and we incorporate by reference information required by Item 13(a) of Schedule 14A in documents subsequently filed (but not documents that are furnished, unless expressly incorporated by reference in such furnished document) by the Company with the SEC on or after the date of this document and before the Proxy deadline.

The Company’s 2009 Annual Report, including the Form 10-K (with exhibits), is being provided to shareholders with this Notice of 2009 Annual General Meeting of Stockholders and Proxy Statement. The Company’s Form 10-K is also (and subsequently filed documents incorporated herein by reference will be) available on the website of the SEC at www.sec.gov.

OTHER MATTERS

As of the time of preparation of this proxy statement, neither the Board of Directors nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this proxy statement. If any other business should properly come before the meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Under the rules of the Securities and Exchange Commission, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2011 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at Changda Road East, Development District, Changle County, Shandong, the People’s Republic of China, not earlier than [] and no later than [   ], 2011.

By Order of the Board of Directors

Qingtai Liu Chairman

Shandong, People's Republic of China
[ ], 2010

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE PROXY FOLLOWING THE INSTRUCTIONS SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS MAILED TO YOU. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY EXECUTED THE PROXY.

ANNEX A

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SHENGTAI PHARMACEUTICAL, INC.

Shengtai Pharmaceutical, Inc. (the “Corporation”), a corporation organized under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY that:

1.	The name of the Corporation is: Shengtai Pharmaceutical, Inc.

2.
The amended and restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on                                              .  The amendments effected by this Certificate of Amendment (the “Amendments”) are as follows:

(i)           Article IV of the Certificate of Incorporation is hereby amended and restated by deleting paragraphs A, B and C in their entirety and replacing them with the following paragraphs:

“A. The Company is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the Company is authorized to issue is fifty-two million five hundred thousand (52,500,000) shares, fifty million (50,000,000) shares of which shall be Common Stock (the "Common Stock") and two million five hundred thousand (2,500,000) shares of which shall be Preferred Stock (the "Preferred Stock"). The Preferred Stock shall have a par value of one-tenth of one cent ($0.001) per share and the Common Stock shall have a par value of one-tenth of one cent ($0.001) per share.

B. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company (voting together as a single class on an as-if-converted basis).

C. Five hundred thousand (500,000) of the authorized shares of Preferred Stock are hereby designated "Series A Preferred Stock" (the "Series Preferred").

D. The two million (2,000,000) shares of Preferred Stock other than the Series A Preferred Stock may be issued from time to time in one or more series. The board of directors of the Company (the "Board of Directors") is hereby expressly authorized to provide for the issue of all of any of the remaining unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the Delaware General Corporation Law. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

(ii)           Article IV of the Certificate of Incorporation is hereby amended by inserting the following at the end of paragraph D so that the issued shares of the Corporation’s Common Stock on the date hereof shall be converted into a smaller number of shares of Common Stock in the ratio of one new share for each two old shares immediately upon the filing of this Certificate of Amendment.

“Reverse Stock Split.  Upon the filing and effectiveness (the "Effective Time") pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, each two (2) shares of the Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of the Common Stock (the "Reverse Stock Split"). With respect to fractional shares, each holder of the Common Stock who would otherwise have been entitled to a fraction of a share as a result of the Reverse Stock Split will be entitled to receive one (1) share of the Common Stock.  Stockholders holding shares of the Common Stock in book-entry form will be provided by the transfer agent of the Company a statement reflecting the number of shares of the Common Stock registered in their account following the Reverse Stock Split.  Stockholders holding shares of the Common Stock in certificated form shall be provided by the transfer agent of the Company with instructions as to the surrender of the stockholders’ old certificates in exchange for new certificates representing the number of shares of the Common Stock following the Reverse Stock Split.”

3.	The Amendments herein certified have been duly adopted in accordance with the provisions of Section 242 of the DGCL.

4.	This Certificate of Amendment shall be effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned executed this Certificate of Amendment on this                                 day of                                     .

Shengtai Pharmaceutical, Inc.

By:	/s/
Name
Title